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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)     February 29, 1996
                                                      -------------------------


                       TECHNICLONE INTERNATIONAL CORPORATION
    ------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




             California              0-17085             95-3698422
    ------------------------------------------------------------------------
    (State or other jurisdiction   (Commission         (IRS Employer
         of incorporation)         File Number)      Identification No)




            14282 Franklin Avenue, Tustin, California      92680
    ------------------------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)




       Registrant's telephone number, including area code (714) 838-0500
                                                          --------------



                                 Not Applicable
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                  Page 1 of 24
                            Exhibit Index on Page 4
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ITEM 5.  OTHER EVENTS

         On February 29, 1996, TECHNICLONE INTERNATIONAL CORPORATION (the "Registrant") entered into a Distribution Agreement (the "Distribution Agreement") with BIOTECHNOLOGY DEVELOPMENT, LTD., a Nevada limited partnership ("Biotech") pursuant to which Biotech will market and distribute Registrant's LYM-1 antibody technology in certain European countries and other countries in Asia and Africa not covered by its existing License Agreement with Alpha Therapeutic Corporation. Edward J. Legere, a director and major shareholder of Registrant is the general partner of Biotech.

         Under the Distribution Agreement, Biotech has made a cash payment of $3,000,000 for the distribution rights granted under the Distribution Agreement. Registrant retains the manufacturing rights and has agreed to sell the LYM-1 product to Biotech at the same price it sells LYM-1 to Alpha Therapeutic.

         Registrant intends to use the proceeds acquired under the Distribution Agreement to develop its other technologies including Tumor Necrosis Technologies ("TNT") and Vasopermeation Enhancement.

         In connection with the Distribution Agreement, Registrant has entered into an Option Agreement pursuant to which Registrant would have the option to buy back the distribution rights granted under the Distribution Agreement at any time during the next thirty months (913 days). The purchase price for the purchase of the distribution rights depends upon when the option to purchase is exercised.


ITEM 7.  EXHIBITS

EXHIBIT NO.   DESCRIPTION

10.1 Distribution Agreement dated February 29, 1996 between Biotechnology Development, Ltd. and Registrant.

10.2 Option Agreement dated February 29, 1996 by and between Biotechnology Development, Ltd. and Registrant.

99.1          Press Release dated March 6, 1996.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           TECHNICLONE INTERNATIONAL
                                           CORPORATION



Date:  March 4, 1996                       By:   /s/ R.C. SHEPARD
                                                -----------------------------
                                                R.C. Shepard
                                                Assistant Secretary





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                                 EXHIBIT INDEX

                                                                      SEQUENTIAL
EXHIBIT NO.       DESCRIPTION                                         PAGE NO.
-----------       -----------                                         ----------
10.1              Distribution Agreement dated February 29, 1996           5
                  between Biotechnology Development, Ltd.
                  and Registrant.

10.2              Option Agreement dated February 29, 1996 by             20
                  and between Biotechnology Development, Ltd.
                  and Registrant.

99.1              Press Release dated February 6, 1996                    24





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